                                                                  CONFORMED COPY
                                                                   Exhibit 10.35

                         AMENDMENT dated as of October 25, 2002, to the Amended
                    and Restated Credit Agreement dated as of July 18, 1997, as amended and restated as of September 26, 1997, and as subsequently amended (the "Credit Agreement"), among AGRGO-TECH CORPORATION, AT HOLDINGS CORPORATION, the LENDERS party thereto and JPMORGAN CHASE BANK, as successor to The Chase Manhattan Bank, as Administrative Agent.

          WHEREAS, the Borrower (such term and each other capitalized term used but not defined herein having the meanings assigned to such terms in the Credit Agreement and amended hereby), has requested that the Required Lenders approve amendments to certain provisions of the Credit Agreement; and

          WHEREAS, the Required Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendments;

          NOW, THEREFORE, in consideration of these premises, the Borrower, Holdings and the Required Lenders hereby agree as follows:

     SECTION 1. Amendments. Effective as of the Amendment Effective Date (as defined in Section 4 hereof), the Credit Agreement is hereby amended as follows:

     (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in proper alphabetical order:

               "Amendment Effective Date" shall mean the date the Amendment dated as of October 25, 2002, to this Agreement shall become effective in accordance with its terms.

     (b) Section 2.12 of the Credit Agreement is hereby amended by adding before the period at the end of each of paragraphs (a) and (b) thereof the following:

     plus, from and after the Amendment Effective Date, 0.25%.

     (c) Section 6.14 of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

               "SECTION 6.14. Consolidated Interest Expense Coverage Ratio. The Borrower will not permit its ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense (net of interest income), in each case for any period of four consecutive fiscal quarters of the Borrower ending on the last day of any fiscal quarter referred to below to be less than the ratio set forth below opposite such period:

          Fiscal Quarter Ending:                        Ratio:
          ----------------------                        ------
October 26, 2002                                  1.75:1.0
Thereafter                                        2.25:1.0"

     SECTION 2. Amendment Fee. In consideration of the agreements of the Required Lenders contained in this Amendment, the Borrower agrees to pay to the

Administrative Agent, for the account of each Lender that delivers to the Administrative Agent (or its counsel) an executed counterpart of this Amendment on or prior to 5:00 p.m. on October 25, 2002, an amendment fee (the "Amendment Fee") in the amount of 0.075% of such Lender's Loans and/or Commitments; provided that the Amendment Fee shall not be payable unless and until this Amendment becomes effective as provided in Section 4 below.

     SECTION 3. Representations and Warranties. Each of the Borrower and Holdings represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of the Borrower and Holdings set forth in the Loan Documents are true and correct on and as of the date of this Amendment and (b) no Default has occurred and is continuing.

     SECTION 4. Effectiveness. This Amendment shall become effective as of the date (the "Amendment Effective Date") when the Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear the signatures of the Borrower, Holdings and the Required Lenders.

     SECTION 5. Applicable Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

     SECTION 6. No Other Amendments. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

     SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

     SECTION 9. Expenses. The Borrower shall reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees and expenses of Cravath, Swaine & Moore, counsel for the Administrative Agent.

IN WITNESS WHEREOF, the Borrower, Holdings and the Required Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                        AT HOLDINGS CORPORATION,

                                           by
                                             /s/ FRANCES S. ST. CLAIR
                                             ----------------------------------
                                             Name:   Frances S. St. Clair
                                             Title:  Vice President



                                        ARGO-TECH CORPORATION,

                                           by
                                             /s/ PAUL A. SKLAD
                                             ----------------------------------
                                             Name:   Paul A. Sklad
                                             Title:  Controller



                                        JPMORGAN CHASE BANK, individually
                                        and as Administrative Agent,

                                           by
                                             /s/ MATTHEW H. MASSIE
                                             ----------------------------------
                                             Name:   Matthew H. Massie
                                             Title:  Managing Director



                                        BANK ONE, NA,

                                           by
                                             /s/ JAMES  M. MALZ
                                             ----------------------------------
                                             Name:   James M. Malz
                                             Title:  First Vice President



                                        COMERICA BANK,

                                           by
                                             /s/ JEFFREY J. JUDGE
                                             ----------------------------------
                                             Name:   Jeffrey J. Judge
                                             Title:  Vice President

                                        CREDIT LYONNAIS NEW YORK BRANCH,

                                           by
                                             /s/ ALEXANDER AVERBUKH
                                             ----------------------------------
                                             Name:   Alexander Averbukh
                                             Title:  Vice President



                                        HARRIS TRUST & SAVINGS BANK,

                                           by
                                             /s/ HELEN A. DIMITRIOU
                                             -----------------------------------
                                             Name:   Helen A. Dimitriou
                                             Title:  Vice President



                                        HELLER FINANCIAL INC.,

                                           by
                                             /s/ GREGORY HONG
                                             ----------------------------------
                                             Name:   Gregory Hong
                                             Title:  Duly Authorized Signatory



                                        NATIONAL CITY BANK,

                                           by
                                             /s/ MATTHEW P. TUOHEY
                                             ----------------------------------
                                             Name:   Matthew P. Tuohey
                                             Title:  Vice President